Exhibit 10.12

AMENDMENT NUMBER TWO TO

SEVERANCE, PROPRIETARY INTEREST

PROTECTION AND NON-SOLICITATION AGREEMENT

WHEREAS, Rewards Network Services Inc. (the “Company”) and Megan E. Flynn (the “Executive”) have heretofore entered into a Severance, Proprietary Interest Protection and Non-Solicitation Agreement dated as of March 18, 2005, which was previously amended effective as of January 1, 2009 (the “Agreement”); and

WHEREAS, the Company and the Executive desire to further amend the Agreement.

NOW, THEREFORE, pursuant to Section 13 of the Agreement, Section 1(c)(i) of the Agreement is hereby amended in its entirety to read as follows:

“(i) a diminution in Executive’s duties resulting from a Change in Control (as such term is defined in the Company’s 2006 Long-Term Incentive Plan, as the same may be amended from time to time),”

IN WITNESS WHEREOF, the Company has caused this instrument to be executed by its duly authorized officer and the Executive has executed this instrument as of the 16th day of August, 2010.

REWARDS NETWORK INC.

By:	/s/ Ronald L. Blake
Name: Ronald L. Blake
Title: President and CEO

/s/ Megan E. Flynn
Megan E. Flynn